RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE CORE BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1. ELECTION OF BOARD MEMBERS

   KATHLEEN BLATZ
   Affirmative                                               177,002,814.66
   Withhold                                                    2,582,042.17
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   ARNE H. CARLSON
   Affirmative                                               176,274,549.59
   Withhold                                                    3,310,307.24
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   PATRICIA M. FLYNN
   Affirmative                                               177,002,814.66
   Withhold                                                    2,582,042.17
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   ANNE P. JONES
   Affirmative                                               176,612,132.47
   Withhold                                                    2,972,724.36
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   JEFFREY LAIKIND
   Affirmative                                               176,421,580.56
   Withhold                                                    3,163,276.27
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   STEPHEN R. LEWIS, JR.
   Affirmative                                               176,424,122.03
   Withhold                                                    3,160,734.80
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   CATHERINE JAMES PAGLIA
   Affirmative                                               176,890,085.29
   Withhold                                                    2,694,771.54
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   VIKKI L. PRYOR
   Affirmative                                               176,899,722.90
   Withhold                                                    2,685,133.93
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   ALAN K. SIMPSON
   Affirmative                                               176,282,840.83
   Withhold                                                    3,302,016.00
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   ALISON TAUNTON-RIGBY
   Affirmative                                               177,027,249.52
   Withhold                                                    2,557,607.31
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   WILLIAM F. TRUSCOTT
   Affirmative                                               176,836,624.68
   Withhold                                                    2,748,232.15
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

   Affirmative                                               173,963,425.21
   Against                                                     3,044,874.92
   Abstain                                                     2,576,547.09
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH
   RIVERSOURCE INVESTMENTS, LLC

   Affirmative                                               173,940,375.30
   Against                                                     2,866,446.61
   Abstain                                                     2,778,025.31
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83

4. APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

   A. DIVERSIFICATION
   Affirmative                                               174,211,348.37
   Against                                                     2,742,616.57
   Abstain                                                     2,630,882.28
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83

   B. LENDING
   Affirmative                                               172,361,648.87
   Against                                                     3,040,140.35
   Abstain                                                     4,183,058.00
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83

   C. BORROWING
   Affirmative                                               174,752,399.09
   Against                                                     2,475,717.56
   Abstain                                                     2,356,730.57
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE DISCOVERY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

    Affirmative                                         104,689,422.35
    Against                                               3,468,365.11
    Abstain                                               4,033,987.45
    Broker Non-votes                                        177,820.80
    TOTAL                                               112,369,595.71

2.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                         106,771,523.80
    Withhold                                              5,598,071.91
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    ARNE H. CARLSON
    Affirmative                                         107,309,515.60
    Withhold                                              5,060,080.11
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    PATRICIA M. FLYNN
    Affirmative                                         107,727,717.37
    Withhold                                              4,641,878.34
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    ANNE P. JONES
    Affirmative                                         107,385,878.37
    Withhold                                              4,983,717.34
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    JEFFREY LAIKIND
    Affirmative                                         107,654,741.50
    Withhold                                              4,714,854.21
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    STEPHEN R. LEWIS, JR.
    Affirmative                                         107,760,152.85
    Withhold                                              4,609,442.86
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    CATHERINE JAMES PAGLIA
    Affirmative                                         107,676,627.15
    Withhold                                              4,692,968.56
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    VIKKI L. PRYOR
    Affirmative                                         107,626,608.66
    Withhold                                              4,742,987.05
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    ALAN K. SIMPSON
    Affirmative                                         107,070,208.81
    Withhold                                              5,299,386.90
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    ALISON TAUNTON-RIGBY
    Affirmative                                         107,697,242.49
    Withhold                                              4,672,353.22
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

    WILLIAM F. TRUSCOTT
    Affirmative                                         107,646,893.96
    Withhold                                              4,722,701.75
    Abstain                                                       0.00
    TOTAL                                               112,369,595.71

3.  APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

    Affirmative                                         104,378,324.37
    Against                                               4,210,405.18
    Abstain                                               3,603,045.36
    Broker Non-votes                                        177,820.80
    TOTAL                                               112,369,595.71

4. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                         104,738,200.63
    Against                                               3,735,464.78
    Abstain                                               3,718,109.50
    Broker Non-votes                                        177,820.80
    TOTAL                                               112,369,595.71

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE INCOME OPPORTUNITIES FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1. ELECTION OF BOARD MEMBERS

   KATHLEEN BLATZ
   Affirmative                                              287,509,632.36
   Withhold                                                   5,392,781.08
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   ARNE H. CARLSON
   Affirmative                                              287,249,595.95
   Withhold                                                   5,652,817.49
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   PATRICIA M. FLYNN
   Affirmative                                              287,870,649.90
   Withhold                                                   5,031,763.54
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   ANNE P. JONES
   Affirmative                                              287,535,418.05
   Withhold                                                   5,366,995.39
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   JEFFREY LAIKIND
   Affirmative                                              287,747,883.33
   Withhold                                                   5,154,530.11
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   STEPHEN R. LEWIS, JR.
   Affirmative                                              287,719,834.37
   Withhold                                                   5,182,579.07
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   CATHERINE JAMES PAGLIA
   Affirmative                                              287,793,057.68
   Withhold                                                   5,109,355.76
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   VIKKI L. PRYOR
   Affirmative                                              287,748,222.54
   Withhold                                                   5,154,190.90
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   ALAN K. SIMPSON
   Affirmative                                              286,616,081.44
   Withhold                                                   6,286,332.00
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   ALISON TAUNTON-RIGBY
   Affirmative                                              287,465,743.88
   Withhold                                                   5,436,669.56
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

   WILLIAM F. TRUSCOTT
   Affirmative                                              287,783,579.31
   Withhold                                                   5,118,834.13
   Abstain                                                            0.00
   TOTAL                                                    292,902,413.44

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

   Affirmative                                              283,342,611.02
   Against                                                    5,711,054.40
   Abstain                                                    3,848,748.02
   Broker Non-votes                                                   0.00
   TOTAL                                                    292,902,413.44

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

   Affirmative                                              285,294,912.90
   Against                                                    3,591,524.02
   Abstain                                                    4,015,976.52
   Broker Non-votes                                                   0.00
   TOTAL                                                    292,902,413.44

4. APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

   A. Diversification
   Affirmative                                              285,378,697.31
   Against                                                    3,621,685.38
   Abstain                                                    3,902,030.75
   Broker Non-votes                                                   0.00
   TOTAL                                                    292,902,413.44

   B. Lending
   Affirmative                                              283,450,758.56
   Against                                                    5,089,788.96
   Abstain                                                    4,361,865.92
   Broker Non-votes                                                   0.00
   TOTAL                                                    292,902,413.44

   C. Borrowing
   Affirmative                                              283,002,333.10
   Against                                                    5,641,823.70
   Abstain                                                    4,258,256.64
   Broker Non-votes                                                   0.00
   TOTAL                                                    292,902,413.44

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.   ELECTION OF BOARD MEMBERS

     KATHLEEN BLATZ
     Affirmative                                      179,523,758.81
     Withhold                                           4,051,905.61
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     ARNE H. CARLSON
     Affirmative                                      179,611,376.95
     Withhold                                           3,964,287.47
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     PATRICIA M. FLYNN
     Affirmative                                      179,779,950.06
     Withhold                                           3,795,714.36
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     ANNE P. JONES
     Affirmative                                      179,417,435.64
     Withhold                                           4,158,228.78
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     JEFFREY LAIKIND
     Affirmative                                      179,755,171.54
     Withhold                                           3,820,492.88
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     STEPHEN R. LEWIS, JR.
     Affirmative                                      179,638,612.41
     Withhold                                           3,937,052.01
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     CATHERINE JAMES PAGLIA
     Affirmative                                      179,691,956.56
     Withhold                                           3,883,707.86
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     VIKKI L. PRYOR
     Affirmative                                      179,739,505.41
     Withhold                                           3,836,159.01
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     ALAN K. SIMPSON
     Affirmative                                      179,351,319.62
     Withhold                                           4,224,344.80
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     ALISON TAUNTON-RIGBY
     Affirmative                                      179,683,169.17
     Withhold                                           3,892,495.25
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

     WILLIAM F. TRUSCOTT
     Affirmative                                      179,894,341.35
     Withhold                                           3,681,323.07
     Abstain                                                    0.00
     TOTAL                                            183,575,664.42

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

     Affirmative                                      177,067,891.84
     Against                                            3,954,145.04
     Abstain                                            2,553,607.72
     Broker Non-votes                                          19.82
     TOTAL                                            183,575,664.42

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

     Affirmative                                      177,102,394.33
     Against                                            3,679,793.62
     Abstain                                            2,793,456.65
     Broker Non-votes                                          19.82
     TOTAL                                            183,575,664.42

4.   APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

     A. LENDING
     Affirmative                                      174,539,807.17
     Against                                            5,265,722.72
     Abstain                                            3,770,114.71
     Broker Non-votes                                          19.82
     TOTAL                                            183,575,664.42

     B. BORROWING
     Affirmative                                      175,173,958.24
     Against                                            4,791,867.53
     Abstain                                            3,609,818.83
     Broker Non-votes                                          19.82
     TOTAL                                            183,575,664.42

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE LIMITED DURATION BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                              162,861,399.77
    Withhold                                                   3,546,458.48
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    ARNE H. CARLSON
    Affirmative                                              162,528,386.85
    Withhold                                                   3,879,471.40
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    PATRICIA M. FLYNN
    Affirmative                                              162,998,712.34
    Withhold                                                   3,409,145.91
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    ANNE P. JONES
    Affirmative                                              162,863,651.42
    Withhold                                                   3,544,206.83
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    JEFFREY LAIKIND
    Affirmative                                              162,678,115.14
    Withhold                                                   3,729,743.11
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    STEPHEN R. LEWIS, JR.
    Affirmative                                              162,771,568.29
    Withhold                                                   3,636,289.96
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    CATHERINE JAMES PAGLIA
    Affirmative                                              162,998,712.34
    Withhold                                                   3,409,145.91
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    VIKKI L. PRYOR
    Affirmative                                              162,735,000.33
    Withhold                                                   3,672,857.92
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    ALAN K. SIMPSON
    Affirmative                                              162,290,146.53
    Withhold                                                   4,117,711.72
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    ALISON TAUNTON-RIGBY
    Affirmative                                              162,803,347.71
    Withhold                                                   3,604,510.54
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    WILLIAM F. TRUSCOTT
    Affirmative                                              162,857,567.54
    Withhold                                                   3,550,290.71
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                              161,506,005.24
    Against                                                    2,939,809.83
    Abstain                                                    1,962,043.18
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                              162,867,619.41
    Against                                                    1,235,775.21
    Abstain                                                    2,304,463.63
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION
    Affirmative                                              160,860,647.10
    Against                                                    2,876,143.51
    Abstain                                                    2,671,067.64
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25

    B. LENDING
    Affirmative                                              159,435,028.16
    Against                                                    4,188,650.54
    Abstain                                                    2,784,179.55
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25

    C. BORROWING
    Affirmative                                              160,674,294.60
    Against                                                    3,198,198.48
    Abstain                                                    2,535,365.17
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25